UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - May 2, 2002	Commission File No. 1-10892

HAROLD'S STORES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	73-1308796 (IRS Employer Identification No.)
5919 Maple Avenue Dallas, Texas 75235 (Address of principal executive offices) (Zip Code)	(214) 366-0600 (Registrant's telephone number, including area code)

Item 4. - Changes in Registrant's Certifying Accountant

  On April 25, 2002, the Board of Directors of Harold's Stores, Inc. (the "Company") decided to no longer engage Arthur Andersen LLP as the Company's independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ending February 1, 2003. Arthur Andersen LLP was dismissed by the Company on April 25, 2002. The determination to change independent public accountants followed the Company's decision to seek proposals from independent public accountants to audit the Company's financial statements for the year ending February 1, 2003.
  During the company's last two fiscal years and interim periods through April 25, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a) (i) (v) of Regulation S-K.
  Arthur Andersen LLP's audit reports on the Company's consolidated financial statements for the fiscal years ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. Regarding accounting principles, Arthur Andersen LLP added an explanatory paragraph to its opinions for the fiscal years ended February 2, 2002 and February 3, 2001 related to the Company's adoption of Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use."
  A copy of Arthur Andersen LLP's letter directed to the Securities and Exchange Commission is attached as an exhibit to this report on Form 8-K.
  The change in the independent public accountants was recommended by the Audit Committee of the Board of Directors.
  On April 25, 2002, the Company notified Ernst & Young LLP (Dallas, Texas office) of its intention to retain such firm as independent public accountants for the examination of its financial statements for the fiscal year ending February 1, 2003.
  During the two most recent fiscal years ended February 2, 2002, and through the date of this report, the Company did not consult Ernst & Young LLP with respect to either the application of accounting principles to a completed or proposed specific transaction, or on the type of audit opinion that might be rendered on the Company's financial statements or any other matters or reportable events as set forth in Items 304(a) (2) (i) and (ii) of Regulation S-K.

Item 7. - Financial Statements and Exhibits

  Exhibits
    Letter dated May 1, 2002 from Arthur Andersen LLP stating whether it agrees with the statements set forth in Item 4 of this form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAROLD'S STORES, INC.

By:/s/Jodi L. Taylor

Jodi L. Taylor

Chief Financial Officer

May 2, 2002

Harold's Stores, Inc.

FORM 8-K

Date of Report: May 2, 2002

EXHIBIT INDEX

Item 7(c) Exhibits

    Letter dated May 1, 2002 from Arthur Andersen LLP stating whether it agrees with the statements set forth in Item 4 of the Form 8-K.

EXHIBIT 99.1

May 1, 2002

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated May 2, 2002 of Harold's Stores, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/Arthur Andersen LLP